Note 21 - Cash and Cash Equivalents - Components of Cash and Cash Equivalents (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017	[2]	Dec. 31, 2016	[2]
Statement Line Items [Line Items]
Bank balances	$ 9,383	$ 11,187
Cash and cash equivalents	9,383	11,187	[1]
Bank overdrafts used for cash management purposes	(490)		[1]
Net cash and cash equivalents at year end	$ 8,893	$ 11,187	[2]	$ 12,756		$ 14,335

[1]	The Group initially applied IFRS 16 on January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. There was no cumulative effect of initially applying IFRS 16 to recognise in retained earnings at the date of initial application.
[2]	The Group initially applied IFRS 16 on January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. There was no cumulative effect of initially applying IFRS 16 to recognise in retained earnings at the date of initial application.